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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 23, 1997
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                           PAINE WEBBER GROUP, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                   1-7367                13-2760086
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(State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)


1285 Avenue of the Americas, New York, New York               10019
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (212) 713-2000
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                                Not Applicable
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            (Former name or address, if changed since last report)

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                           Paine Webber Group Inc.
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Item 5.               Other Events
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                      In Re NASDAQ Market Maker Antitrust Litigation
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                      On December 23, 1997, PaineWebber Incorporated, along
                      with 29 other Nasdaq market-makers, entered into an agreement to settle the class actions consolidated before the United States District Court for the Southern District of New York in In Re Nasdaq Market-Makers Antitrust Litigation, MDL Docket No. 1023. PaineWebber Incorporated's contribution to the settlement is approximately $50 million. The agreement is subject to a number of contingencies, including Court approval after notice to the class.



                                  SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PAINE WEBBER GROUP INC.

                                          By:   /s/ REGINA DOLAN
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                                                    Regina Dolan
                                             Senior Vice President and
                                              Chief Financial Officer

Dated: December 30, 1997